UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1411 Broadway
16th Floor
New York, NY 10018

(Address of principal executive offices)
(646) 661-7600
(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 9, 2023, Ascend Wellness Holdings, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K, which is incorporated into this item by reference.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to 2021 Stock Incentive Plan
On May 5, 2023, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2021 Stock Incentive Plan to increase the maximum number of shares of the Company’s Class A common stock available for issuance under the Company’s 2021 Incentive Plan to an amount not to exceed 10% of the total number of issued and outstanding shares of the Company’s Class A common stock, on a non-diluted basis, as constituted on the grant date of an award. The foregoing description of the Amendment is subject to and qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Chief Executive Officer Appointment
On May 9, 2023, the Company’s board of directors (the “Board”) approved the appointment of John Hartmann as the new chief executive officer of the Company, effective May 15, 2023. In connection with his appointment, the Company and Mr. Hartmann entered into an employment agreement, dated May 9, 2023 (the “CEO Employment Agreement”), pursuant to which Mr. Hartmann will receive an annual base salary of $950,000, an annual bonus of up to 100% of his base salary based on achievement of certain target performance goals and a one-time grant of 6,000,000 restricted stock units (the “RSUs”) under the Company’s 2021 Stock Incentive Plan. 1,000,000 of the RSUs vest upon the 12-month anniversary of issuance, and 1,000,000 RSUs vest upon the 24-month anniversary of issuance (together, the “Time-Based RSUs”). The remaining 4,000,000 RSUs (the “Performance-Based RSUs”) will vest upon the later to occur of (x) the date that is 24 months from the date of issuance and (y) the achievement of the Stock Price Condition (as defined in the CEO Employment Agreement). Upon the consummation of a Change of Control Event (as defined in the CEO Employment Agreement) that occurs within 24 months, the number of Performance-Based RSUs minus the number of Time-Based RSUs shall vest. Upon the consummation of a Change of Control Event (as defined in the CEO Employment Agreement) that occurs after 24 months, all of the Time-Based RSUs and Performance-Based RSUs shall vest. Mr. Hartmann will also be eligible for an annual equity grant valued at 75% of his base salary. Upon Mr. Hartmann’s death or disability or termination by the Company for Cause (as defined in the CEO Employment Agreement), Mr. Hartmann shall be entitled to any base salary, vacation time and annual bonus from the prior year earned but not paid, a pro-rated annual bonus for the current year to be granted at the discretion of the Board and any unreimbursed business expenses (together, the “Final Compensation”). Upon termination other than for Cause or Mr. Hartmann’s resignation for Good Reason, the Company shall pay Mr. Hartmann the Final Compensation and an amount equal to the sum of the base salary.
In connection with his appointment as Chief Executive Officer, the Board also appointed Mr. Hartmann as a director of the Company, effective May 15, 2023. Mr. Hartmann will not receive any additional compensation for his services as a member of the Board.

Mr. Hartmann, 59, served as President of BuyBuy Baby from May 2020 to August 2022. He also served as President and CEO of True Value Company from May 2013 to May 2020. During his tenure, he successfully led True Value Company’s transformation and growth strategy, resulting in significant value creation for shareholders. Mr. Hartmann currently also serves as an Independent Director of the Board for Boyd Group Services, Inc (TSX: BYD) and HD Supply, Inc (a wholly-owned subsidiary of The Home Depot).
The foregoing description of the CEO Employment Agreement is subject to and qualified in its entirety by reference to the full text of the CEO Employment Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
Mr. Hartmann does not have a family relationship with any of the officers or directors of the Company. There are no related party transactions with regard to Mr. Hartmann reportable under Item 404(a) of Regulation S-K.
Frank Perullo and Dan Neville Transitions
In connection with the appointment of Mr. Hartmann as the Company’s Chief Executive Officer, Frank Perullo, a co-founder of the Company, who currently serves as a director, President and Interim Co-Chief Executive Officer of the Company, will continue to serve on the Board, and will transition to a Strategic Advisor role for the Company, focusing on regulatory issues and legalization efforts, effective May 15, 2023. In connection with his transition, on May 9, 2023, the Company and Mr. Perullo entered into an amendment to Mr. Perullo’s amended and restated employment agreement (the “Perullo Employment Agreement Amendment”) to reflect Mr. Perullo’s role and duties as a Strategic Advisor of the Company.
The foregoing description of the Perullo Employment Agreement Amendment is subject to and qualified in its entirety by reference to the full text of the Perullo Employment Agreement Amendment, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.
In addition, Dan Neville, who currently serves as Chief Financial Officer, and Interim Co-Chief Executive Officer of the Company, will return to his original position as Chief Financial Officer, effective May 15, 2023. On May 8, 2023, Mr. Neville informed the Company that he will resign as a director of the Company, effective May 15, 2023. Mr. Neville did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Director Appointment
On May 9, 2023, the Board approved the appointment of Sam Brill as a director of the Company, effective May 15, 2023. Mr. Brill will receive annual cash and equity grants for his service as a member of the Board pursuant to the Company’s non-employee director policy. Mr. Brill will serve on the compensation and corporate governance committee of the Board.
Mr. Brill has served as the President and Chief Investment Officer of Seventh Avenue Investments (“SAI”) since August 2017. SAI is the private equity arm of a single-family office in New York City with a multibillion-dollar asset portfolio. At SAI, Mr. Brill is focused on direct investing in special situations through debt and equity securities in a wide range of private companies. Mr. Brill has a unique skill set to structure debt and equity transactions in a creative way to best meet a company’s needs, while constructing asymmetrical risk-reward characteristics for the investment. In many of SAI’s investments, he has played a critical role in helping management with strategic decisions, including mergers, acquisitions, corporate reorganization, and financial planning.
There are no related party transactions with regard to Mr. Brill reportable under Item 404(a) of Regulation S-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 5, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect five (5) directors to serve on the Company’s board of directors (the “Board”) until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Proposal 1”); (ii) to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 (“Proposal 2”); and (iii) to approve an amendment to the Company’s 2021 Stock Incentive Plan (“Proposal 3”). At the Annual Meeting, the holders of 168,053,257 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting results with respect to each of the proposals acted upon at the Annual Meeting, including the number of votes cast for and against (or withheld), and the number of abstentions and broker non-votes with respect to each such proposal.
Proposal 1: Election of Directors
The following five (5) nominees, unanimously recommended by the Board, each of whom were named in the Proxy Statement, were elected to serve on the Board to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Abner Kurtin	72,166,242	53,621,500	42,265,515
Francis Perullo	75,550,262	50,237,480	42,265,515
Daniel Neville	71,154,596	54,633,146	42,265,515
Scott Swid	71,205,646	54,582,096	42,265,515
Josh Gold	125,693,415	94,327	42,265,515
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2023
The appointment of Macias Gini & O'Connell LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
167,968,667	10,437	74,153	0
Proposal 3: Approval of the amendment to the Company’s 2021 Stock Incentive Plan
The amendment to the Company’s 2021 Stock Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
74,384,528	50,282,769	1,120,445	42,265,515

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
10.1†	Amendment to the Ascend Wellness Holdings, Inc. 2021 Stock Incentive Plan
10.2†	Employment Agreement between Ascend Wellness Holdings, Inc. and John Hartmann, dated May 9, 2023
10.3†	Amendment No. 1 to the Amended and Restated Employment Agreement between Ascend Wellness Holdings, Inc. and Francis Perullo, dated May 9, 2023
99.1‡	Press release dated May 9, 2023
†    Indicates management contract or compensatory plan, contract or arrangement.
‡    Document has been furnished, is not deemed filed and is not to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language contained in any such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

May 9, 2023	/s/ Daniel Neville
Daniel Neville Interim Co-Chief Executive Officer (Interim Co-Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)